EXHIBIT 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)

Pursuant to Section 90 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Parlux Fragrances, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended March 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 30, 2003          /s/ ILIA LEKACH
                              ------------------------------------
                              Ilia Lekach,
                              Chairman and Chief Executive Officer


Dated: June 30, 2003          /s/ FRANK A. BUTTACAVOLI
                              ------------------------------------
                              Frank A. Buttacavoli,
                              Executive Vice President, Chief Operating Officer
                              and Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.

A signed original of the written statement required by Section 906 has been provided to Parlux Fragrances, Inc. and will be retained by Parlux Fragrances, Inc. and furnished to the Securities and Exchange Commissioner or its staff upon request.